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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 23, 2004


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                                   EXX INC
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           NEVADA                       1-5654                 88-0325271
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF ORGANIZATION)                                   IDENTIFICATION NUMBER)


          1350 EAST FLAMINGO ROAD, SUITE 300
                   LAS VEGAS, NEVADA                          89119-5263
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01    Other Events

             (c)      Exhibits

                      99.1 Press Release, dated September 23, 2004

Item 9.01    Financial Statements and Exhibits

             On September 23, 2004, EXX INC (the "Registrant") issued a press release announcing a strike at the Howell Electric Motors Division of SFM CORP. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EXX INC




Date:  September 23, 2004                     By: /s/ David A. Segal
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                                                  Chairman of the Board
                                                  Chief Executive Officer
                                                  Chief Financial Officer



                                EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release, dated September 23, 2004